Exhibit 99.1

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[LOGO]	March 2005

[LOGO]

Leslie J. Browne Ph.D.

President and CEO

SG Cowen & Co.

25th Annual Health Care Conference

March 15, 2005

[LOGO]

Forward-looking Statements

When used anywhere in this presentation, the words expects, believes, anticipates, estimates, and similar expressions are intended to identify forward-looking statements. Forward-looking statements herein may include statements addressing future financial and operating results of Pharmacopeia Drug Discovery, Inc. (“Pharmacopeia”). Pharmacopeia has based these forward-looking statements on its current expectations about future events. Such statements are subject to risks and uncertainties including, but not limited to, the successful implementation of Pharmacopeia’sstrategic plan, the development by the company and market acceptance of new products, the establishment of drug discovery collaborations and the results of internal proprietary drug discovery programs, the obsolescence of existing products, the resolution of existing and potential future patent issues, additional competition, changes in economic conditions, and other risks described in Pharmacopeia documents filed with the Securities and Exchange Commission, including Pharmacopeia’s registration statement on Form 10 and subsequent filings under the Securities Exchange Act of 1934. All forward-looking statements in this presentation are qualified entirely by the cautionary statements included in this presentation and such filings. These risks anduncertainties could cause actual results to differ materially from results expressed or implied by forward-looking statements contained in this presentation. These forward-looking statements speak only as of the date of this presentation. Pharmacopeia disclaims any undertaking to publicly update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

[LOGO]

Pharmacopeia Drug Discovery, Inc. is a biopharmaceutical company, focused on the creation of new small molecule therapeutics to address significant unmet medical needs

Pharmacopeia Overview

Background

•                  Founded in 1993 as leader in field of combinatorial chemistry

•                  IPO in 1995

•                  Becoming a leader in drug discovery and development

PCOP Investment Drivers

•                  Comprehensive, integrated drug discovery capabilities

•                  Proven track record of development success

•                  9 therapeutic candidates with 6 pharma collaborators

•                  Growing portfolio of small molecule candidates

•                  4 pharma-partnered clinical programs

•                  5 pharma-partnered pre-clinical programs

•                  3 high-potential unpartnered internal programs

•                  Therapeutic focus in immunological diseases

•                  Solid financial position

Business Evolution

Drugs in the clinic

Chemistry & Biology Assets

• ultra-large libraries
• HTS capability
• lead optimization	Advance internal pipeline to the clinic
• ADME Tox
• early product portfolio
• intellectual property

Evolve successful collaboration business

2005-2006	2007+

Strategy

• Advance and expand the portfolio of wholly-owned therapeutic product programs

• rapidly bring drug candidates to clinical validation

• Evolve the successful collaboration drug discovery business

• capture an increasing share of the downstream return

PCOP Investment Drivers

Comprehensive, integrated discovery capability				Proven platform applicable to all therapeutic areas

Compound Collection	Computational Chemistry	Assay Development	High Throughput Screening	Medicinal Chemistry	Pharmacology	Clinical

Lead Discovery	Hit To Lead	Lead Optimization	Pre-clinical Development	Phase I	Phase II

Extensive internal expertise 80+ chemists, 40+ biologists	12 active programs in or approaching the clinic

Successful Discovery Business

9/27/04	Pharmacopeia Delivers Leads and Triggers Research Milestone in Collaboration with Neurocrine

10/5/04	Pharmacopeia Achieves Preclinical Development Candidate Milestone in Collaboration with Schering-Plough

10/25/04	Pharmacopeia Announces Expanded Collaboration with Neurocrine

10/26/04	Biovitrum AB and Pharmacopeia Form Strategic Research Alliance

11/9/04	Pharmacopeia Delivers Development Candidate and Achieves Research Milestone with Organon

11/30/04	Pharmacopeia Delivers Development Candidate for Oncology Target with Schering-Plough

02/28/05	Celgene Collaboration Results in a Novel Drug Candidate for Development

Proven Discovery Success

	Program	Partner	Lead Generation	Preclinical		Clinical Phase			NDA Filed
				Optimization	Development	I	II	III
PS540446	Rheumatoid Arthritis P38	Bristol Myers Squibb	=>
PS460644	Asthma/Allergy VLA-4	Daiichi	=>
PS938285	Respiratory	Schering-Plough	=>
PS291822	Inflammation	Schering-Plough	=>
PS095760	Oncology	Schering-Plough	=>
PS891169	Inflammation/ Arthritis	Berlex	=>
PS778629	CNS	Organon	=>
PS241541	Oncology	Schering-Plough	=>
PS873266	Inflammation	Celgene	=>

Internal Programs
PS608504	Transplantation Jak3		=>
PS388023	Angiogenesis avb3 / avb5		=>
PS826957	Inflammation Prostacyclin		=>

PCOP Investment Drivers

Robust Pipeline	4 Clinic Partnered	Multiple Product Opportunities

5 Pre-Clinical Development Partnered

10 In Vivo Optimization

12 In Vitro Lead Optimization

20+ Lead Discovery

Therapeutic Focus

Immunobiology Disease Processes

Rheumatoid Arthritis

Psoriasis

Ulcerative Colitis

Asthma

Inflammatory Bowel Disease

Multiple Sclerosis

Single target modulates multiple diseases

Large Market Opportunities

Market Size for Selected Inflammation Therapeutics

US Market Only

2003 Revenues

[CHART]

Source: Defined Health, 2004

PCOP Investment Drivers

Internal Programs

•                  p38 kinase inhibitors

•                  Phase I partnered with Bristol-Myers Squibb

•                  Rheumatoid arthritis and other inflammatory diseases

•                  Potentially best in class

•                  αvβ3 / αvβ5 blockers

•                  Pharmacopeia wholly-owned

•                  Cancer, ocular and inflammation

•                  Preclinical in vivo efficacy in ocular neovascularization models

•              JAK-3 kinase inhibitors

•                  Pharmacopeia wholly-owned

•                  Transplant, psoriasis and rheumatoid arthritis

•                  Oral efficacy in vivo in preclinical immunosuppression models

The Next 12 Months

•                  Continuing revenue flow from collaborations

•                  Expanded product portfolio

•                  One or more clinical programs may advance

•                  Add key clinical expertise

•                  Internal program advanced to preclinical development

Financial Summary

•                  2004 Financial Data

•                  $24.4 MM in revenue

•                  $11.5 MM net loss, excluding restructuring charge

•                  $40.9 MM in cash on December 31, 2004

•                  Cash burn May 1, 2004 – December 31, 2004 = $5.9MM

•                  Forecasted Cash December 31, 2005 = $25 - 30MM

•                  Valuation Data

•                  12.4 MM shares outstanding

•                  Post spin range $4.46 - $10.35 (currently ~ $5)

•                  Market cap = ~ $60MM

•                  Enterprise value = ~ $20MM

Investment Drivers – Summary

Portfolio of therapeutic candidates	4 Partnered compounds in Phase I 5 Partnered compounds in pre-clinical development
Internal Programs include • JAK-3, αVβ3 / αVβ5, PGI2
Valuable partnerships	Schering-Plough, Organon Neurocrine, Biovitrum, Celgene etc.
Solid financial position	$40,000,000 in cash No Debt Current valuation discount to peers
Platform accelerates drug discovery and development	Proprietary 7.5 million compound library Proprietary 1536-well uHTS platform Lead optimization, pharmacology & ADMET
Strong IP protection	160+ issued patents and applications